Exhibit 32.2
CERTIFICATION
I, Jean Hu, the Principal Financial Officer of Marvell Technology, Inc. (the “Registrant”), certify for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,

(i)the Annual Report of the Registrant on Form 10-K for the fiscal year ended January 29, 2022 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 10, 2022	By:	/s/ Jean Hu
Jean Hu Chief Financial Officer (Principal Financial Officer)